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ANNUITIES                                                      [LOGO OF METLIFE]

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APPLICATION FOR INDIVIDUAL FLEXIBLE PREMIUM
VARIABLE ANNUITY

METLIFE INVESTMENT PORTFOLIO ARCHITECT/SM/

Metropolitan Life Insurance Company ("MetLife")
200 Park Avenue, New York, NY 10166-0188

SECTION 1: PRODUCT SELECTION

o CHOOSE ONE OF THE FOLLOWING OPTIONS.

  [_] MetLife Investment Portfolio Architect/SM/

  [_] MetLife Investment Portfolio Architect/SM/ C-Share

SECTION 2: ANNUITANT INFORMATION

o  ANNUITANT WILL BE THE OWNER UNLESS THE OWNER INFORMATION SECTION IS COMPLETED.

First name                   Middle name                    Last name

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Permanent street address                        City                                State      ZIP

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[_] Male    Date of birth    Social Security number         Phone number
[_] Female
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Email address                Country of legal residence     Country of citizenship

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SECTION 3: OWNER INFORMATION

o COMPLETE IF THE OWNER IS DIFFERENT THAN THE ANNUITANT. CORRESPONDENCE IS SENT TO THE OWNER.

o Please complete either the individual or entity name field(s).

o The Annuitant and Owner must be the same person for all IRA plan types except IRAs held by a custodian.

o If the Owner is a Trust, complete the Trustee Certification form.

First name                   Middle name                    Last name

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Entity Name (IF APPLICABLE)

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Permanent street address                        City                                State      ZIP

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[_] Male    Date of birth/Date of Trust     Social Security number/Tax ID number    Phone number
[_] Female
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Email address                Country of legal residence      Country of citizenship

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X OPTIONAL: JOINT OWNER INFORMATION (NON-QUALIFIED ONLY)
First name                   Middle name                    Last name

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Permanent street address                        City                                State      ZIP

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[_] Male    Date of birth    Social Security number         Phone number
[_] Female
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Email address                                   Country of legal residence         Country of citizenship

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SECTION 4: PRIMARY AND CONTINGENT BENEFICIARY(IES)

o If more than three beneficiaries are named, attach a separate sheet.

o Either relationship to Owner or Social Security Number (SSN) must be provided for all beneficiaries named.

o Primary and Contingent Beneficiary percentages must each add up to 100%.

o If ALL Primary Beneficiaries predecease the Owner, then any Contingent Beneficiaries listed below will be considered Primary Beneficiaries unless we are notified otherwise by the Owner.

o If Joint Owners are named, upon the death of either Joint Owner, the surviving Joint Owner will be the primary beneficiary, and the beneficiaries listed below will be considered contingent beneficiaries.

o The death benefit will be payable to your estate if no designated beneficiary survives you or if you do not designate a beneficiary.

PRIMARY BENEFICIARY
First name                    Middle name                     Last name                     % OF
                                                                                            PROCEEDS
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Relationship to Owner(s)      Date of birth       Social Security number      Phone number

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Permanent street address                          City                        State  ZIP

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[_] PRIMARY  [_] CONTINGENT
First name                    Middle name                     Last name                     % OF
                                                                                            PROCEEDS
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Relationship to Owner(s)      Date of birth       Social Security number      Phone number

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Permanent street address                          City                        State  ZIP

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[_] PRIMARY  [_] CONTINGENT
First name                    Middle name                     Last name                     % OF
                                                                                            PROCEEDS
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Relationship to Owner(s)      Date of birth       Social Security number      Phone number

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Permanent street address                          City                        State  ZIP

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SECTION 5: PLAN TYPE (CHECK ONLY ONE)

[_] Non-Qualified   [_] Traditional IRA   [_] Roth IRA   [_] SEP

SECTION 6: INITIAL PURCHASE PAYMENT AMOUNT (COMPLETE ALL THAT APPLY FOR EACH PURCHASE PAYMENT TYPE)

SOURCE OF FUNDS:

o Enter the appropriate letter from the sources listed below in the details box of the payment chart.

o If Money market account was funded with mutual funds within the last six months, select mutual fund as source.

  A) Annuity (including 403(b))           F) Life Insurance                     K) Real estate
  B) Bonds                                G) Loan                               L) Savings
  C) Certificate of Deposit               H) Money market account               M) Stocks
  D) Discretionary income (Salary/Bonus)  I) Mutual fund (including 403(b)(7))  N) Other
  E) Endowment                            J) Pension assets

TAX MARKET OF SOURCE FUNDS

o Enter the appropriate number from the tax markets listed below in the details box of the payment chart.

1) Qualified (401(a), 401(k), 403(a), Keogh, Pension     3) Roth IRA     5) 403(b), 403(b)(7)(rollover)
   Plan, etc.) (rollover)                                4) SIMPLE IRA   6) Non-Qualified
2) Traditional IRA, SEP IRA (rollover), SAR-SEP IRA         (rollover)
   (rollover)

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TOTALS:

o Please total the purchase payment amount for each of the incoming funds listed below.

           TOTAL INITIAL PURCHASE PAYMENT AMOUNT $_________

        PAYMENT TYPE                DELIVERY METHOD                        DETAILS FOR INCOMING FUNDS
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1 [_] Transfer               [_] Payment with application     AMOUNT: $________________________________________
  [_] 1035 Exchange          [_] Transfer paperwork with      Source of funds:_____Source (if other):__________
  [_] Rollover                   application                  Tax market of source fund:_______________________
  [_] Contribution/Payment   [_] Electronic payment           If source is endowment: Maturity date____________
                                                              For IRA contributions: Tax year__________________
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2 [_] Transfer               [_] Payment with application     AMOUNT: $________________________________________
  [_] 1035 Exchange          [_] Transfer paperwork with      Source of funds:_____Source (if other):__________
  [_] Rollover                   application                  Tax market of source fund:_______________________
  [_] Contribution/Payment   [_] Electronic payment           If source is endowment: Maturity date____________
                                                              For IRA contributions: Tax year__________________
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3 [_] Transfer               [_] Payment with application     AMOUNT: $________________________________________
  [_] 1035 Exchange          [_] Transfer paperwork with      Source of funds:_____Source (if other):__________
  [_] Rollover                   application                  Tax market of source fund:_______________________
  [_] Contribution/Payment   [_] Electronic payment           If source is endowment: Maturity date____________
                                                              For IRA contributions: Tax year__________________
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SECTION 7: OPTIONAL BENEFIT RIDER (SUBJECT TO AGE RESTRICTIONS. OTHER RESTRICTIONS MAY APPLY.)

This rider may only be chosen at the time of application. There are additional charges for the optional rider.
Once elected, this option may not be changed.

OPTIONAL RETURN OF PREMIUM DEATH BENEFIT RIDER

o  If the optional Return of Premium Death Benefit Rider is not elected, the standard death benefit equal to the Account Value will be provided at no additional charge.

[_] Return of Premium

SECTION 8: REPLACEMENTS (MUST BE COMPLETED)

Does the applicant have any existing life insurance policies or annuity contracts?        [_] Yes  [_] No

Is it your intent to replace, discontinue, or change any existing policy or contract?     [_] Yes  [_] No

If "Yes" to either, ensure that any applicable disclosure and replacement forms are attached.

Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

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SECTION 9: ACKNOWLEDGEMENTS AND SIGNATURE(S)

By signing below, I (we) acknowledge the following:

o I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application.

o I (We) acknowledge  receipt of the current prospectus of MetLife's Investment Portfolio Architect/SM/.

o ANNUITY PAYMENTS, DEATH BENEFITS, WITHDRAWAL VALUES AND ANY OTHER CONTRACT VALUE PROVIDED BY THIS CONTRACT,
  WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE, MAY INCREASE OR DECREASE IN
  ACCORDANCE WITH FLUCTUATIONS IN THE NET INVESTMENT  FACTOR, AS APPLICABLE, AND ARE NOT GUARANTEED AS TO FIXED
  DOLLAR AMOUNT, UNLESS OTHERWISE SPECIFIED.

o I (We) understand that there is no additional tax benefit obtained by funding a Traditional or Roth IRA with an annuity.

o I (WE) UNDERSTAND THAT METLIFE DOES NOT GUARANTEE THE TAX CONSEQUENCES OF THE ANNUITY (INCLUDING, BUT NOT LIMITED
  TO, WHETHER THE TRADITIONAL OR ROTH IRA OR OTHER TAX-QUALIFIED ANNUITY MEETS MINIMUM DISTRIBUTION REQUIREMENTS
  AND HOW MUCH OF EACH INCOME PAYMENT IS EXCLUDABLE FROM INCOME AS A RETURN OF ANY AFTER-TAX CONTRIBUTION), AND
  I (WE) SHOULD CONSULT MY (OUR) OWN TAX ADVISOR PRIOR TO PURCHASE OF THE ANNUITY.

Note: if the Owner is a non-natural person, print the name of the Owner and have one or more Owner representatives sign.

Location where the application is signed
City                                                                             State

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Signature and title of Owner (ANNUITANT UNLESS OTHERWISE NAMED)                  Date signed (MM/DD/YYYY)

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Signature of Joint Owner (IF APPLICABLE)                                         Date signed (MM/DD/YYYY)

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Signature of Annuitant (IF DIFFERENT THAN THE OWNER)                             Date (MM/DD/YYYY)

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SECTION 10: REPRESENTATIVE INFORMATION

All information provided by the applicant has been truly and accurately recorded.

Does the applicant have any existing life insurance policies or annuity contracts?              [_] Yes  [_] No

Does the applicant intend to replace, discontinue, or change any existing policy or contract?   [_] Yes  [_] No

If "Yes" to either, ensure that any applicable disclosure and replacement forms are attached.

Signature of Primary Representative                                              Date (MM/DD/YYYY)

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Representative First name                 Middle name        Last name

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State license I.D. number                                    Business phone number

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